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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 28, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


             Ohio                           1-8519                31-1056105
 (State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                      45202
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                        BROADWING INC.


ITEM 5.   OTHER EVENTS

     Broadwing Inc. (NYSE: BRW) filed a Form 8-K on February 25, 2003 announcing that it reached an agreement to sell the assets of its broadband business, Broadwing Communications Services Inc., including the Broadwing name, to privately held C III Communications, LLC, for $129 million in cash. A copy of the Asset Purchase Agreement is attached as Exhibit 99(i).


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BROADWING INC.


                                      By: /s/ Jeffrey C. Smith
                                          ------------------------------------
                                          Jeffrey C. Smith
                                          Chief Human Resources Officer, General
                                          Counsel and Corporate Secretary




Date:  February 28, 2003